                                                                    EXHIBIT 10.2

                                                                       EXECUTION

                       SOUTHWESTERN LIFE HOLDINGS, INC.

                            REGISTRATION AGREEMENT
                            ----------------------


          THIS REGISTRATION AGREEMENT, dated as of June 13, 2000 (this "Agreement"), is made by and among Southwestern Life Holdings, Inc. (f/k/a
 ---------
PennCorp Financial Group, Inc.), a Delaware corporation, (the "Company"),
                                                               -------
Inverness/Phoenix Partners, LP ("Inverness Fund"), Executive Capital Partners I,
                                 --------------
L.P. ("Executive Fund"), Bernard Rapoport ("Rapoport"), SLM Investment, L.P.
       --------------                       --------
("SLM"), Sharpe Taylor Investment, Ltd. ("Sharpe Taylor"), JTS Family Limited
  ---                                     -------------
Partnership #14 ("JTS"), John T. Sharpe ("Sharpe") and Steve R. Johnson
                  ---                     ------
("Johnson").  Inverness Fund and Executive Fund are referred to herein
  -------
collectively as the "Inverness Holders" and individually as a "Inverness
                     -----------------                         ---------
Holder".  SLM, Sharpe Talyor, JTS and Sharpe are referred to herein collectively
------
as the "Sharpe Holders" and individually as a "Sharpe Holder".   Except as
        --------------                         -------------
otherwise indicated, capitalized terms used herein are defined in Section 8
                                                                  ---------
hereof.

          The United States Bankruptcy Court, District of Delaware, has confirmed the Joint Plan of Reorganization of PennCorp Financial Group, Inc. and the Ad Hoc Committee of Preferred Stockholders under Chapter 11 of the Bankruptcy Code (the "Plan") pursuant to which the Company will reconstitute its
                      ----
capital structure through the repayment of certain of its outstanding debt obligations, exchange its existing preferred stock for Common Stock (as defined herein), incur new debt obligations and sell newly-issued Common Stock on the terms and subject to the conditions set forth in the Plan (the "Recapitalization").
 ----------------

          In connection with the Recapitalization, (i) the Inverness Holders, Vicuna Advisors LLC ("Vicuna") and the Company entered into a Standby Commitment
                      ------
Letter dated March 22, 2000 (the "Standby Commitment Letter") pursuant to which
                                  -------------------------
the Inverness Holders and Vicuna agreed to purchase shares of Common Stock not otherwise purchased by holders of Rights pursuant to the Rights Offering (as defined in the Plan), (ii) Rapoport and the Sharpe Holders entered into a Subscription Agreement dated as of the date hereof (the "Subscription
                                                         ------------
Agreement") pursuant to which Rapoport and the Sharpe Holders agreed to purchase
---------
shares of Common Stock and (iii) Johnson entered into an Executive Stock and Employment Agreement dated as of the date hereof (the "Johnson Agreement").
                                                       -----------------

          The parties hereto agree as follows:

          Section 1.  Demand Registrations.
                      --------------------

          (a) Requests for Registration.  At anytime after six months from the
              -------------------------
date hereof, and from time to time, after the date hereof, each of the holders of a majority of the Inverness Registrable Securities, holders of a majority of the Rapoport Registrable Securities and holders of a majority of the Sharpe Registrable Securities may request one registration under the Securities Act of all or any portion of its Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"). In addition to the Long-
                         -----------------------
Form Registrations provided pursuant to this Section 1(a), any holder of
                                             ------------
Registrable Securities then outstanding may request unlimited registrations under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any similar short-form registration ("Short-Form Registrations").
                                                     ------------------------
All registrations requested pursuant to this Section 1(a) are referred to herein
                                             ------------
as "Demand Registrations".
    --------------------

          All requests for Demand Registrations shall be made by giving written notice to the Company (the "Demand Notice"). Each Demand Notice shall specify
                            -------------
the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any Demand Notice, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the provisions of Section 1(d) below, shall include in such
                             ------------
registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b)  Expenses; Withdrawal.  The Company shall pay all Registration
               --------------------
Expenses of all holders of Registrable Securities in all Demand Registrations. A registration shall not count as the permitted Long-Form Registration until both (i) it has become effective and (ii) the holders requesting such registration are able to register and sell at least 75% of the Registrable Securities requested to be included in such registration; provided that the
                                                          --------
Company shall in any event pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective and whether or not such registration has counted as the permitted Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations unless otherwise requested by the holders of a majority of the Registrable Securities included in the applicable Long-Form Registration.

          (c)  Short-Form Registrations.  Demand Registrations shall be Short-
               ------------------------
Form Registrations whenever the Company is permitted to use any applicable short form, and the Company will use its best efforts to make Short-Form Registrations on Form S-3 (or any successor form) available for the sale of Registrable Securities.

          (d)  Priority on Demand Registrations.  The Company shall not include
               --------------------------------
in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders initiating such registration, the Company will include in such registration only the number of securities which can be sold in the following order of priorities:
(1) first, the Registrable Securities that the holders of Registrable Securities and their respective affiliates have requested to be included in such registration (pro rata according to the Registrable Securities proposed to be included in the registration by such holders) and (2) second, securities held by all other parties (pro rata according to the securities proposed to be included in the registration by such other parties).

          (e)  Selection of Underwriters.  The Company will have the right to
               -------------------------
select the investment banker(s) and manager(s) to administer the offering.

          (f)  Other Registration Rights.  As of the date hereof, there are no
               -------------------------
agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are senior or pari passu with any rights granted to the
                             ---- -----
Purchasers under this Agreement. From and after the date of this Agreement, the Company shall not, without the prior written consent of holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are senior or pari
                                                                            ----
passu with the registration rights granted hereunder or to require the Company
-----
to effect a registration earlier than the date on which the holders of Registrable Securities can first require a registration hereunder.

          Section 2.  Piggyback Registrations.
                      -----------------------

          (a)  Right to Piggyback. Whenever the Company proposes to register any
               ------------------
of its securities (including any proposed registration of the Company's securities by any third party) under the Securities Act (other than (i) pursuant to a Demand Registration or (iii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback
                                                        ---------
Registration"), whether or not for sale for its own account, the Company will
------------
give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b)  Piggyback Expense.  The Registration Expenses of the holders of
               -----------------
Registrable Securities will be paid by the Company in all Piggyback
Registrations.

          (c)  Priority on Primary Registration.  If a Piggyback Registration is
               --------------------------------
an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the
    -----                                                    ------
Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration pro rata among the holders of such securities.

          (d)  Priority on Secondary Registrations.  If a Piggyback Registration
               -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities (other than the parties hereto) who have been granted contractual demand registration rights, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included
                 -----
therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder, and (ii) second, other securities requested to be included in such
                      ------
registration pro rata among the holders of such securities.

          (e)  Other Registrations.  If the Company has previously filed a
               -------------------
registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has
---------                     ---------
not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, without the prior written consent of the holders of a majority of the Registrable Securities, until a period of at least six months has elapsed from the effective date of such previous registration.

          Section 3. Registration Expenses.
                     ---------------------

          (a) All expenses incident to the Company's performance of or compliance with Section 1 or Section 2, including, without limitation, all
                ---------    ---------
registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except
 ---------------------
that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration

Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered for each seller.

          Section 4.  Definitions.
                      -----------

          "Inverness Registrable Securities" means (i) any shares of Common
           --------------------------------
Stock issued to the Inverness Holders and its affiliates pursuant to the Standby Commitment Letter and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange.

          "Johnson Registrable Securities" means (i) any shares of Common Stock
           ------------------------------
issued to Johnson pursuant to the Johnson Agreement and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange.

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Rapoport Registrable Securities" means (i) any shares of Common Stock
           -------------------------------
issued to Rapoport pursuant to the Subscription Agreement or any shares of Common Stock hereafter held by Rapoport and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange.

          "Registrable Securities" means the Inverness Registrable Securities,
           ----------------------
the Rapoport Registrable Securities, the Sharpe Registrable Securities and the Johnson Registrable Securities. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Sharpe Registrable Securities" means (i) any shares of Common Stock
           -----------------------------
issued to the Sharpe Holders pursuant to the Subscription Agreement or any shares of Common Stock hereafter held by any Sharpe Holder and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof.

          Section 5.  Indemnification.
                      ---------------

          (a) The Company shall indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorney's fees) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use in such registration statement; provided that the obligation to indemnify will be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company shall make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for that reason.

          Section 6.  Miscellaneous.
                      -------------

          (a)  No Inconsistent Agreements. The Company shall not hereafter enter
               --------------------------
into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b)  Adjustments Affecting Registrable Securities.  The Company shall
               --------------------------------------------
not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c)  Remedies.  Any Person having rights under any provision of this
               --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d)  Amendments and Waivers.  Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least a majority of the Registrable Securities.

          (e)  Successors and Assigns. All covenants and agreements in this
               ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (f)  Severability. Whenever possible, each provision of this Agreement
               ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

          (g)  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (h)  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (i)  Governing Law. All issues concerning the enforceability, validity
               -------------
and binding effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of laws or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

          (j)  Notices. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to each Purchaser at such Purchaser's address as indicated in the Schedule of Purchasers attached hereto and to the Company at the address indicated below:

          Notices to the Company:
          ----------------------

          Southwestern Life Holdings, Inc.
          717 North Harwood Street
          Dallas, Texas  75201
          Attention: Board of Directors

          With a copy to:
          --------------

          Kirkland & Ellis
          200 E. Randolph Drive
          Chicago, Illinois  60601
          Attention: James L. Learner, P.C.

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                             *    *    *    *    *

     IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement on the day and year first above written.

                                   SOUTHWESTERN LIFE HOLDINGS, INC.


                                   By:  /s/ Steve R. Johnson
                                        -------------------------------------
                                   Its: President and Chief Operating Officer
                                        -------------------------------------


                                   INVERNESS/PHOENIX PARTNERS LP


                                   By:  /s/ James C. Comis, III
                                        -------------------------------------
                                   Its: Managing Partner
                                        -------------------------------------


                                   EXECUTIVE CAPITAL PARTNERS I, LP


                                   By:  /s/ James C. Cormis,  III
                                        -------------------------------------
                                   Its: Managing Partner
                                        -------------------------------------


                                   /s/ Bernard Rapoport
                                   ------------------------------------------
                                   Bernard Rapoport


                                   SLM INVESTMENTS, L.P.

                                   By:  /s/ John T. Sharpe
                                        -------------------------------------
                                   Its: _____________________________________


                                   SHARPE TAYLOR INVESTMENTS, LTD.


                                   By:  /s/ John T. Sharpe
                                        -------------------------------------
                                   Its: _____________________________________


                                   JTS FAMILY LIMITED PARTNERSHIP #14


                                   By:  /s/ John T. Sharpe
                                        -------------------------------------
                                   Its: _____________________________________

                                   /s/ John T. Sharpe
                                   ----------------------------
                                   John T. Sharpe


                                   /s/ Steve R. Johnson
                                   ----------------------------
                                   Steve R. Johnson